SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): April 4, 2003


                            FIDELITY FEDERAL BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Indiana                        0-22880                   35-1894432
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)         (Employer
     of incorporation)                                       Identification No.)


         18 NW Fourth Street, Evansville, Indiana                47708
         ----------------------------------------             -----------
          (Address of Principal Executive Offices)            (Zip Code)



                                 (812) 424-0921
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.  Other Events

         On April 4, 2003, Fidelity Federal Bancorp issued the press release attached hereto as exhibit 99.1.

(c)      Exhibits

99.1       Press release, dated, April 4, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           FIDELITY FEDERAL BANCORP
                                           (Registrant)

         Date:  April 7, 2003               By:  /s/ Donald R. Neel
                                                 -------------------------------
                                                 Donald R. Neel, President and
                                                 Chief Executive Officer

                                Index to Exhibits


Exhibit No.                             Description

99.1                                    Press Release dated April 4, 2003